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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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               (Date of Report (Date of earliest event reported)):

                               SEPTEMBER 30, 2005

                              W. P. CAREY & CO. LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                    001-13779                 13-3912578
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

               50 ROCKEFELLER PLAZA                           10020
                   NEW YORK, NY                            (Zip Code)
     (Address of principal executive offices)



                                 (212) 492-1100
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On September 30, 2005, a wholly-owned subsidiary of the registrant, Carey Asset Management Corp., (the "Advisor"), entered into three separate amended and restated advisory agreements (collectively, the "Agreements") with the following affiliates of the registrant: Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated and Corporate Property Associates 16 - Global Incorporated. Each of the Agreements has a term of one year and replaces the prior advisory agreements that were in effect until September 29, 2005. The Agreements provide that the Advisor will continue to be responsible for managing Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated and Corporate Property Associates 16 - Global Incorporated on a day-to-day basis and for identifying and making acquisitions on their behalf. The fees payable to the Advisor for services under the Agreements have not been increased from the fees payable under the prior advisory agreements.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    W. P. CAREY & CO. LLC



Date: October 6, 2005               By:   /s/   Claude Fernandez
                                        -----------------------------------
                                        Claude Fernandez
                                        Managing Director and acting Chief
                                        Financial Officer (acting Principal
                                        Financial Officer)